Exhibit 4.4

DEPOSIT TRUST AGREEMENT

between

BANCCAP ASSET SECURITIZATION ISSUANCE CORPORATION

as Depositor,

and

[                        ]

as Owner Trustee

Dated as of [            ]

TABLE OF CONTENTS

   Page

ARTICLE ONE DEFINITIONS

1

Section 1.01.

Capitalized Terms.

1

Section 1.02.

Other Definitional Provisions.

3

ARTICLE TWO ORGANIZATION

3

Section 2.01.

Name.

3

Section 2.02.

Office.

4

Section 2.03.

Purposes and Powers.

4

Section 2.04.

Appointment of Owner Trustee.

4

Section 2.05.

Initial Capital Contribution of Trust Estate.

4

Section 2.06.

Declaration of Trust.

5

Section 2.07.

Liability of the Owners.

5

Section 2.08.

Title to Trust Property.

5

Section 2.09.

Situs of Trust.

6

Section 2.10.

Representations and Warranties of the Depositor.

6

Section 2.11.

Federal Income Tax Allocations.

7

Section 2.12.

Investment Company.

7

ARTICLE THREE RESIDUAL INTEREST CERTIFICATES AND TRANSFER

OF INTERESTS

8

Section 3.01.

Initial Ownership.

8

Section 3.02.

The Residual Interest Certificates.

8

Section 3.03.

Authentication of Residual Interest Certificates.

8

Section 3.04.

Limitations on Transfer of the Residual Interest

Certificates.

9

Section 3.05.

Registration of Transfer and Exchange of Residual

Interest Certificates.

11

Section 3.06.

Mutilated, Destroyed, Lost or Stolen Certificates.

11

Section 3.07.

Persons Deemed Owners.

12

Section 3.08.

Access to List of Certificateholders’ Names and

Addresses.

12

Section 3.09.

Maintenance of Office or Agency.

12

Section 3.10.

Appointment of Paying Agent.

12

ARTICLE FOUR ACTIONS BY OWNER TRUSTEE

13

Section 4.01.

Prior Notice to Owners with Respect to Certain

Matters.

13

Section 4.02.

Action by Owners with Respect to Certain Matters.

16

Section 4.03.

Action with Respect to Bankruptcy.

16

Section 4.04.

Restrictions on Owners’ Power.

16

Section 4.05.

Majority Control.

17

ARTICLE FIVE APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

17

Section 5.01.

Certificate Distribution Account.

17

Section 5.02.

Application of Trust Funds.

17

Section 5.03.

Method of Payment.

18

Section 5.04.

Segregation of Moneys; No Interest.

18

Section 5.05.

Tax Administration.

18

ARTICLE SIX AUTHORITY AND DUTIES OF OWNER TRUSTEE

19

Section 6.01.

General Authority.

19

Section 6.02.

General Duties.

19

Section 6.03.

Action upon Instruction.

20

Section 6.04.

No Duties Except as Specified in this Agreement or in

Instructions.

21

Section 6.05.

No Action Except Under Specified Documents or

Instructions.

21

Section 6.06.

Restrictions.

21

ARTICLE SEVEN CONCERNING THE OWNER TRUSTEE

21

Section 7.01.

Acceptance of Trusts and Duties.

21

Section 7.02.

Furnishing of Documents.

23

Section 7.03.

Representations and Warranties.

23

Section 7.04.

Reliance; Advice of Counsel.

24

Section 7.05.

Not Acting in Individual Capacity.

24

Section 7.06.

Owner Trustee Not Liable for Residual Interest Certificates

or Mortgage Loans.

25

Section 7.07.

Owner Trustee May Own Residual Interest Certificates and

Notes.

25

Section 7.08.

Doing Business in Other Jurisdictions.

25

Section 7.09.

Licenses.

26

Section 7.10.

Liability of Certificate Registrar and Paying Agent.

26

ARTICLE EIGHT COMPENSATION OF OWNER TRUSTEE

26

Section 8.01.

Owner Trustee’s Fees and Expenses.

26

Section 8.02.

Indemnification.

26

Section 8.03.

Payments to the Owner Trustee.

27

ARTICLE NINE TERMINATION OF TRUST AGREEMENT

27

Section 9.01.

Termination of Trust Agreement.

27

ARTICLE TEN SUCCESSOR OWNER TRUSTEES AND ADDITIONAL

OWNER TRUSTEES

28

Section 10.01.

Eligibility Requirements for Owner Trustee.

28

Section 10.02.

Resignation or Removal of Owner Trustee.

29

Section 10.03.

Successor Owner Trustee.

29

Section 10.04.

Merger or Consolidation of Owner Trustee.

30

Section 10.05.

Appointment of Co-Trustee or Separate Trustee.

30

ARTICLE ELEVEN MISCELLANEOUS

31

Section 11.01.

Supplements and Amendments.

31

Section 11.02.

No Legal Title to Trust Estate in Owners.

33

Section 11.03.

Limitations on Rights of Others.

33

Section 11.04.

Notices.

33

Section 11.05.

Severability.

33

Section 11.06.

Separate Counterparts.

34

Section 11.07.

Successors and Assigns.

34

Section 11.08.

No Petition.

34

Section 11.09.

No Recourse.

34

Section 11.10.

Headings.

34

Section 11.11.

Governing Law.

35

Section 11.12.

[Reserved].

35

Section 11.13.

[Reserved].

35

Section 11.14.

[Reserved].

35

Section 11.15.

[Fiduciary Obligation to Holders of the Residual Interest

Certificates.

35

Exhibit A  –  Form of Residual Interest Certificate

Exhibit B  –  Form of Certificate of Trust

Exhibit C  –  Form of Rule 144A Investment Letter

Exhibit D  –  Form of Accredited Investor Investment Letter

Exhibit E  –  Form of ERISA Transfer Affidavit

Exhibit F  –  Form of Owner Trustee Fee Letter Agreement

THIS DEPOSIT TRUST AGREEMENT dated as of [             ] (the “Trust Agreement”), between BANCCAP ASSET SECURITIZATION ISSUANCE  CORPORATION, a Delaware corporation, as depositor (the “Depositor”) and [                       ], a [        ] banking corporation, as owner trustee (the “Owner Trustee”).

W I T N E S S E T H:

In consideration of the mutual agreements and covenants herein contained, the Depositor and the Owner Trustee hereby agree for the benefit of each of them and the holders of the Residual Interest Certificates as follows:

ARTICLE ONE
DEFINITIONS

Section 1.01.

Capitalized Terms.

For all purposes of this Agreement, the following terms shall have the meanings set forth below:

Aggregate Voting Interests:  The aggregate of the Voting Interests of all of the Residual Interest Certificates.

Agreement:  This Deposit Trust Agreement, as the same may be amended and supplemented from time to time.

[Certificate of Trust:  The Certificate of Trust substantially in the form attached hereto as Exhibit B filed for the Trust pursuant to Section 3810(a) of the Delaware Trust Statute.]

Certificate Register and Certificate Registrar:  The register mentioned and the registrar appointed pursuant to Section 3.05.

Certificateholder, Holder or Residual Interestholder:  A Person in whose name a Residual Interest Certificate is registered on the Certificate Register.

Corporate Trust Office:  With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, located at [                                         ], Attention:  [                           ], or at such other address as the Owner Trustee may designate by notice to the Owners, [the Note Insurer] and the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Owners and the Depositor.

[Delaware Trust Statute:  Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same may be amended from time to time.]

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Restricted Certificate:  [

].

Expenses:  The meaning assigned to such term in Section 8.02.

Indemnified Parties:  The meaning assigned to such term in Section 8.02.

Non-United States Person:  Any person other than a United States Person.

Owner:  Each Holder of a Residual Interest Certificate.

Owner Trustee:  [

], not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

Paying Agent:  Any paying agent or co-paying agent appointed pursuant to Section 3.10; the initial Paying Agent shall be [                                                    ].

Prospective Owner:  Each prospective purchaser and any subsequent transferee of a Residual Interest Certificate.

Residual Interest Certificate:  Any residual interest certificate evidencing the ownership interest in the Trust, substantially in the form attached hereto as Exhibit A.

Sale and Collection Agreement:  The Sale and Collection Agreement dated as of [          ], among the Trust, as issuer, the Depositor, [                     ], as Indenture Trustee and [                   ] as Administrator, as such may be amended or supplemented from time to time.

Secretary of State:  The Secretary of State of the State of [            ].

Treasury Regulations:  Regulations, including proposed or temporary regulations, promulgated under the Code.  References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

Trust:  The trust established under this Agreement.

Voting Interests:  The portion of the voting rights of all the Residual Interest Certificates that is allocated to any Residual Interest Certificate for purposes of the voting provisions of this Agreement.  Voting Interests allocated to any Class of Residual Interest Certificates shall be allocated among the Residual Interest Certificates in proportion to the Percentage Interests thereof.  Notwithstanding the foregoing, solely for the purposes of the giving of any consent, waiver, request or demand pursuant to this Agreement, any Residual Interest Certificate registered in the name of the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, [the Master Servicer], the Servicer, the Administrator or any of their respective Affiliates, shall be deemed not to be outstanding and the Voting Interests allocated thereto shall not be taken into account in determining whether the requisite Aggregate Voting Interests necessary to take any such action or effect any such consent, waiver, request or demand have been obtained (unless such action requires the consent, waiver, request or demand of 100% of the Aggregate Voting Interests represented by a particular Class and 100% of the Voting Interests represented by such Class are registered in the name of one or more of the foregoing entities).  The Owner Trustee may obtain and conclusively rely upon a certificate of the Issuer, the Seller, [the Master Servicer], the Servicer or any Sub-Servicer to determine whether a Residual Interest Certificate is registered in the name of an Affiliate of any of them.

Section 1.02.

Other Definitional Provisions.

(a)

Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Sale and Collection Agreement or, if not defined therein, in the Indenture.

(b)

All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)

As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles.  To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d)

The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(e)

The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f)

Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE TWO

ORGANIZATION

Section 2.01.

Name.

The Trust created hereby shall be known as “BASIC Mortgage Trust 200[   ]-[   ],” in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02.

Office.

The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in [          ] as the Owner Trustee may designate by written notice to the Owners, [the Note Insurer] and the Depositor.

Section 2.03.

Purposes and Powers.

(a)

The purpose of the Trust is to engage in the following activities:

(i)

to issue the Notes pursuant to the Indenture and the Residual Interest Certificates pursuant to this Agreement and to sell the Notes and the Residual Interest Certificates;

(ii)

with the proceeds of the sale of the Notes and the Residual Interest Certificates, to purchase the Mortgage Loans, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Collection Agreement;

(iii)

to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Sale and Collection Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

(iv)

to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(v)

to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(vi)

subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Owners and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities.  The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

Section 2.04.

Appointment of Owner Trustee.

The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05.

Initial Capital Contribution of Trust Estate.

The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1.  The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Certificate Distribution Account.  The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

Section 2.06.

Declaration of Trust.

The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents.  It is the intention of the parties hereto that the Trust constitute a [statutory trust under the Delaware Trust Statute] [trust under the common law of the State of New York] and that this Agreement constitute the governing instrument of such [business] trust.  It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes (i) so long as the sole owners of the Trust are the Residual Interestholders, (A) the Trust shall be treated as a [grantor trust], with the assets of the Trust being the Mortgage Loans and other assets held by the Trust and the Notes being non-recourse debt of the sole owner, and (B) the arrangement between the Residual Interestholders’ interest in the Mortgage Loans and the Noteholders shall be treated as a security arrangement, and (ii) if the Residual Interestholders are not the sole owners of the Trust, the Trust shall be treated as a partnership for income and franchise tax purposes, with the assets of the partnership being the Mortgage Loans and other assets held by the Trust, the partners of the partnership being the owners and notes being debt of the partnership to the extent they have not otherwise been recharacterized.  The Trust shall not elect to be treated as an association under Treasury Regulation Section 301, 7701-3(a) for federal income tax purposes.  The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a security arrangement for tax purposes.  Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein [and in the Delaware Trust Statute] with respect to accomplishing the purposes of the Trust.

Section 2.07.

Liability of the Owners.

No Owner shall have any personal liability for any liability or obligation of the Trust.

Section 2.08.

Title to Trust Property.

(a)

Subject to the Indenture, legal title to the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

(b)

The Owners shall not have legal title to any part of the Trust Estate.  No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Trust Estate.

Section 2.09.

Situs of Trust.

The Trust will be located and administered in the State of [           ].  All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of [          ] [or the State of New York], except with respect to accounts maintained by the Administrator or the Indenture Trustee on behalf of the Owner Trustee.  The Trust shall not have any employees in any state other than [           ]; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of [           ].  Payments will be received by the Trust only in [        ] [or New York], and payments will be made by the Trust only from [           ] [or New York].  The only office of the Trust will be at the Corporate Trust Office in [           ].

Section 2.10.

Representations and Warranties of the Depositor.

The Depositor hereby represents and warrants to the Owner Trustee [and the Note Insurer] that:

(a)

The Depositor is a [corporation] duly organized, validly existing, and in good standing under the laws of the State of [Delaware].

(b)

The Depositor has the corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Depositor.

(c)

This Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

(d)

No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date.

(e)

None of the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the charter or bylaws of the Depositor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without lapse of time) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best knowledge of the Depositor, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(f)

There are no proceedings or investigations pending or, to the best knowledge of the Depositor, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A)  asserting the invalidity of this Agreement, (B)  seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that, in the reasonable judgment of the Depositor, would materially and adversely affect the performance by the Depositor of its obligations under this Agreement.

(g)

The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.

(h)

The representations and warranties of the Depositor made pursuant to the Sale and Collection Agreement are true and correct.

(i)

The Depositor shall not take any action (i) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (ii) that, to the actual knowledge of the Depositor, would result in the Trust’s becoming taxable as a corporation for federal income tax purposes.

Section 2.11.

Federal Income Tax Allocations.

Net income of the Trust as computed for federal income tax purposes (including each item of income, gain, and deduction, but not including any default loss realized by the Trust with respect to the Mortgage Loans) for any taxable year shall be allocated as follows:  (a) to the extent that the Residual Interest Certificates are owned (for federal income tax purposes) by a single owner, 100% to the Certificateholder, and (b) to the extent that a Holder of a Residual Interest Certificate is different from the Residual Interestholders, income shall be calculated separately for each Residual Interest Certificate based on the respective Mortgage Loans and other assets of the Trust treated as owned by the particular Residual Interest Certificate of the related Class and income shall be allocated to each Certificateholder accordingly.

Section 2.12.

Investment Company.

The Depositor hereby agrees, and each Certificateholder shall be deemed to have agreed by acceptance of such Residual Interest Certificate, not to take any action that would cause the Trust to become an “investment company” which would be required to register under the Investment Company Act of 1940, as amended.

ARTICLE THREE

THE RESIDUAL INTEREST CERTIFICATES AND TRANSFERS OF INTERESTS

Section 3.01.

Initial Ownership.

Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Residual Interest Certificates, the Depositor shall be the sole beneficiary of the Trust.  Upon such issuance of the Residual Interest Certificates, the Depositor shall cease to be the beneficial owner of the Trust and its beneficial interest in the Trust shall be and shall be deemed cancelled, void, and of no further force and effect.

Section 3.02.

The Residual Interest Certificates.

Each Residual Interest Certificate shall be issued and maintained in definitive, fully registered form as a single Certificate evidencing a Percentage Interest of not less than 100%.  Each Residual Interest Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee.  Residual Interest Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Residual Interest Certificates or did not hold such offices at the date of authentication and delivery of such Residual Interest Certificates.

Upon issuance of the Residual Interest Certificates, the Owner Trustee shall authenticate the Residual Interest Certificates in accordance with the written instructions of the prospective transferee thereof.  Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of any such Residual Interest Certificate, the Owner Trustee shall recognize the Holders of the Residual Interest Certificates as Certificateholders.  The Residual Interest Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

A transferee of a Residual Interest Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee’s acceptance of a Residual Interest Certificate duly registered in such transferee’s name pursuant to Section 3.04.

Section 3.03.

Authentication of Residual Interest Certificates.

On the Closing Date, the Owner Trustee shall cause the Residual Interest Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, without further trust action by the Depositor, in authorized denominations.  No Residual Interest Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Residual Interest Certificate a certificate of authentication substantially in the forms set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee’s authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Residual Interest Certificate shall have been duly authenticated and delivered hereunder.  All Residual Interest Certificates shall be dated the date of their authentication.

Section 3.04.

Limitations on Transfers of the Residual Interest Certificates.

(a)

Each Prospective Owner of a Residual Interest Certificate upon initial issuance shall represent and warrant in writing, in substantially the form set forth in Exhibit C or Exhibit D, as applicable, to the Owner Trustee, [the Note Insurer] and the Certificate Registrar and any of their respective successors that:

(i)

Such Person is duly authorized to purchase the Residual Interest Certificates and its purchase of investments having the characteristics of the Residual Interest Certificates is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor; and

(ii)

Such Person understands that each holder of a Residual Interest Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Agreement.

(b)

Each Prospective Owner of a Residual Interest Certificate upon initial issuance, shall represent and warrant in writing, in substantially the form set forth in Exhibit C or Exhibit D, as applicable, to the Owner Trustee, [the Note Insurer] and the Certificate Registrar and any of their respective successors that:

(i)

Such Person is a qualified institutional buyer (a “QIB”) as defined in Rule 144A under the Securities Act (“Rule 144A”) and is aware that the seller of such Residual Interest Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Residual Interest Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act.

(ii)

It understands that such Residual Interest Certificates have not been registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Residual Interest Certificates, such Residual Interest Certificates may be offered, resold, pledged or otherwise transferred only (A) pursuant to a registration statement which has been declared effective under the Securities Act, (B) for so long as such Residual Interest Certificates are eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a QIB that is purchasing such Residual Interest Certificates for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, or (C) to an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring such Residual Interest Certificates for its own account or for the account of an institutional “accredited investor,” for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, in each case in compliance with the requirements of the Trust Agreement.

In the event that a transfer of a Residual Interest Certificate is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the prospective transferee shall certify to the Owner Trustee [and the Note Insurer] in writing the facts surrounding the transfer in substantially the form set forth in Exhibit C or Exhibit D, as applicable.  As a condition to any transfer pursuant to clause (b)(ii)(C) above, the Owner Trustee, [the Note Insurer] or the Certificate Registrar may require that the prospective transferee (x) certify in writing that such transfer is to be made in accordance with Rule 144 under the Securities Act or (y) deliver an Opinion of Counsel satisfactory to the Owner Trustee, [the Note Insurer] or the Certificate Registrar, as applicable, to the effect that such transfer will be exempt from registration under the Securities Act.

The Owner Trustee on behalf of the Depositor (and with the Depositor’s cooperation) shall provide to any Holder of a Residual Interest Certificate and any prospective transferee designated by any such Holder, information regarding the Residual Interest Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Residual Interest Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  Each Holder of a Residual Interest Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, [the Note Insurer] and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

(c)

Except in the case of the initial transfer to the initial Owner, no transfer of a Residual Interest Certificate shall be made unless such Prospective Owner represents and warrants in writing, in substantially the form set forth in Exhibit E, to the Owner Trustee, [the Note Insurer] and the Certificate Registrar and any of their respective successors that (i) such Prospective Owner is not, and on the date of transfer of such Residual Interest Certificate will not be, and on such date will not be investing the funds of, an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code or (ii) such Prospective Owner is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) apply to such Prospective Owner’s acquisition and holding of such Residual Interest Certificate.

(d)

Notwithstanding anything to the contrary herein, no transfer of any Residual Interest Certificate shall be made to any Person unless the Owner Trustee has received a certificate (i) from the transferee in substantially the form set forth in Exhibit D, to the effect that such Person is a QIB and is aware that the seller of such Residual Interest Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Residual Interest Certificate for its own account or for the account of one or more QIBs for whom it is authorized to act or (ii) to the effect that the transferee is the Depositor or the Seller, or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or the Seller, and in each case stating that such person understands that such Residual Interest Certificate bears a legend substantially similar to the legend provided in Exhibit A hereto.

(e)

The Owner Trustee shall cause each Residual Interest Certificate to contain a legend, substantially similar to the applicable legends provided in Exhibit A hereto, stating that transfer of such Residual Interest Certificate is subject to certain restrictions and referring prospective purchasers of the Residual Interest Certificates to this Section 3.04 with respect to such restrictions.

Section 3.05.

Registration of Transfers and Exchanges of Residual Interest Certificates.

The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Residual Interest Certificates and of transfers and exchanges of Residual Interest Certificates as herein provided.  The Administrator is hereby appointed as the initial Certificate Registrar.

Upon surrender for registration of transfer of any Residual Interest Certificate at the office or agency maintained pursuant to Section 3.09 and upon satisfaction of the applicable conditions set forth in Section 3.04, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Residual Interest Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent.  At the option of a Holder, Residual Interest Certificates may be exchanged for other Residual Interest Certificates of authorized denominations of a like aggregate amount upon surrender of the Residual Interest Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

Every Residual Interest Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or such Holder’s attorney duly authorized in writing.  Each Residual Interest Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of Residual Interest Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Residual Interest Certificates.

Section 3.06.

Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Residual Interest Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Residual Interest Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Residual Interest Certificate has been acquired by a bona fide purchaser , and upon certification provided by the Holder of such Residual Interest Certificate that the requirements of Section 8-405 of the Relevant UCC have been met, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Owner Trustee’s authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Residual Interest Certificate, a new Residual Interest Certificate of like tenor and denomination.  In connection with the issuance of any new Residual Interest Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Residual Interest Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Residual Interest Certificate shall be found at any time.

Section 3.07.

Persons Deemed Owners.

Prior to due presentation of a Residual Interest Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Residual Interest Certificate is registered in the Certificate Register as the owner of such Residual Interest Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

Section 3.08.

Access to List of Certificateholders’ Names and Addresses.

The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date.  Each Holder, by receiving and holding a Residual Interest Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar, the Owner Trustee accountable or liable for damages by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.09.

Maintenance of Office or Agency.

The Owner Trustee shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Residual Interest Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Residual Interest Certificates and the Basic Documents may be served.  The Owner Trustee initially designates the Administrator’s office in New York as its office for such purposes.  The Owner Trustee shall give prompt written notice to the Depositor, [the Note Insurer] and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

Section 3.10.

Appointment of Paying Agent.

The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee.  Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above.  The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect.  The Paying Agent initially shall be the Administrator (who is hereby appointed as Paying Agent), and any co-paying agent chosen by the Depositor and acceptable to the Owner Trustee.  The Administrator shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Owner Trustee.  In the event that the Administrator shall no longer be the Paying Agent, the Owner Trustee shall promptly appoint a successor to act as Paying Agent (which shall be a bank or trust company).  The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.  The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee.  The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder.  Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

ARTICLE FOUR

ACTIONS BY OWNER TRUSTEE

Section 4.01.

Prior Notice to Owners with Respect to Certain Matters.

(a)

With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders [and the Note Insurer] in writing of the proposed action and [(i) the Note Insurer shall have consented thereto and (ii)] the Owners shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners have withheld consent or, [with the consent of the Note Insurer,] provided alternative direction:

(i)

the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Mortgage Loans);

(ii)

the election by the Trust to file an amendment to the Certificate of Trust [(unless such amendment is required to be filed under the Delaware Trust Statute)];

(iii)

the amendment or other change to this Agreement or any Basic Document;

(iv)

the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

(v)

the consent to the calling or waiver of any default of any Basic Document;

(vi)

except as provided in Article Nine hereof, the dissolution, termination or liquidation of the Trust in whole or in part;

(vii)

the merger or consolidation of the Trust with or into any other entity, or conveyance or transfer of all or substantially all of the Trust’s assets to any other entity;

(viii)

causing the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

(ix)

doing any act that conflicts with any other Basic Document;

(x)

doing any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;

(xi)

the confession of a judgment against the Trust;

(xii)

the possession of Trust assets, or assignment of the Trust’s right to property, for other than a Trust purpose;

(xiii)

causing the Trust to lend any funds to any entity; or

(xiv)

the change of the Trust’s purpose and powers from those set forth in this Trust Agreement.

(b)

The Owner Trustee on behalf of the Trust agrees to abide by the following restrictions:

(i)

other than as contemplated by the Basic Documents and related documentation, the Trust shall not incur any indebtedness;

(ii)

other than as contemplated by the Basic Documents and related documentation, the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets;

(iii)

the Trust shall not engage in any business activity in which it is not currently engaged other than as contemplated by the Basic Documents and related documentation;

(iv)

the Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Basic Documents and related documentation; and

(v)

other than as contemplated by the Basic Documents and related documentation, the Trust shall not follow the directions or instructions of the Depositor.

(c)

The Owner Trustee on behalf of the Trust shall:

(i)

maintain books and records separate from any other person or entity;

(ii)

maintain its office and bank accounts separate from any other person or entity;

(iii)

not commingle its assets with those of any other person or entity;

(iv)

conduct its own business in its own name;

(v)

other than as contemplated by the Basic Documents and related documentation, pay its own liabilities and expenses only out of its own funds;

(vi)

[observe all formalities required under the Delaware Trust Statute];

(vii)

not guarantee or become obligated for the debts of any other person or entity;

(viii)

not hold out its credit as being available to satisfy the obligation of any other person or entity;

(ix)

not acquire the obligations or securities of its Affiliates or the Seller;

(x)

other than as contemplated by the Basic Documents and related documentation, not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity;

(xi)

other than as contemplated by the Basic Documents and related documentation, not pledge its assets for the benefit of any other person or entity;

(xii)

hold itself out as a separate entity from the Depositor and not conduct any business in the name of the Depositor;

(xiii)

correct any known misunderstanding regarding its separate identity; and

(xiv)

not identify itself as a division of any other person or entity.

So long as the Notes or any other amounts owed under the Indenture remain outstanding, the Trust shall not amend this Section 4.01 without the prior written consent of [the Note Insurer and] [[    ]]% of the Voting Interests of the Notes and the consent of each Rating Agency, in addition to the requirements under Section 11.01.

(d)

The Owner Trustee shall not have the power, except upon the direction of the Owners [and the Note Insurer] and, subject to [Section 11.18] of the Indenture, [[   ]]% of the Noteholders, and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Indenture Trustee.

Section 4.02.

Action by Owners with Respect to Certain Matters.

The Owner Trustee shall not have the power, except upon the direction of the Owners [and the Note Insurer], to (a) remove the Administrator under the Administration Agreement pursuant to Section [8] thereof, (b) appoint a successor Administrator pursuant to Section [8] of the Administration Agreement, or (c) remove the Servicer under the Servicing Agreement pursuant to Section [     ] thereof, or (d) except as expressly provided in the Basic Documents, sell the Mortgage Loans after the termination of the Indenture.  The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners [and the Note Insurer], but only to the extent expressly permitted in the Basic Documents.

Section 4.03.

Action by Owners with Respect to Bankruptcy.

(a)

The Trust shall not, without prior written consent of the Owner Trustee, (i) institute any proceedings to adjudicate the Trust a bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy with respect to the Trust, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, (v) make any assignment for the benefit of the Trust’s creditors; (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due; or (vii) take any action in furtherance of any of the foregoing (any of the above foregoing actions, a “Bankruptcy Action”).  In considering any Bankruptcy Action, the Owner Trustee, with consent of the Certificateholders (which consent the Certificateholders believe to be the best interest of Certificateholders and the Trust), shall at all times consider the interests of creditors of the Trust in addition to the interests of the Trusts and whether the Trust is insolvent.  The Owner Trustee shall not be liable to any Certificateholder on account of the Owner Trustee’s good faith reliance on the provisions of this Section and no Certificateholder shall have any claim for breach of fiduciary duty or otherwise against the Owner Trustee for failing to take any Bankruptcy Action.

(b)

No Certificateholder has power to commence any Bankruptcy Action on the part of the Trust or to direct the Owner Trustee to take any Bankruptcy Action on the part of the Trust.  To the extent permitted by applicable law, the consent of [the Note Insurer and] the Indenture Trustee shall be obtained prior to taking any Bankruptcy Action.

(c)

The provisions of this Section do not constitute an acknowledgment or admission by the Owner Trustee, any Certificateholder or any creditor of the Trust that the Trust is eligible to be a debtor under the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq., as amended.

Section 4.04.

Restrictions on Owners’ Power.

The Owners shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.05.

Majority Control.

Except as expressly provided herein, any action that may be taken by the Owners under this Agreement may be taken by the Holders of Residual Interest Certificates evidencing not less than a majority of the Aggregate Voting Interests of all of the Residual Interest Certificates.  Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Residual Interest Certificates evidencing not less than a majority of the Aggregate Voting Interests of all of the Residual Interest Certificates at the time of the delivery of such notice.

ARTICLE FIVE

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01.

Certificate Distribution Account.

All of the right, title and interest of the Trust in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Owners and such other persons entitled to distributions therefrom.  Except as otherwise expressly provided herein or in the Sale and Collection Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Trust for the benefit of the Owners.

The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Sale and Collection Agreement, including, without limitation, the provisions of Sections 4.05 thereof.

Section 5.02.

Application of Trust Funds.

(a)

On each Payment Date, the Paying Agent shall distribute to the Certificateholders from amounts on deposit in the Certificate Distribution Account the distributions provided in Section 4.05 of the Sale and Collection Agreement with respect to such Payment Date.  All distributions of amounts due on or in respect of the Residual Interest Certificates, shall be made pro rata to the Certificateholders of such Class entitled thereto.

(b)

In the event that any withholding tax is imposed on the Trust’s payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section.  The Trust is hereby authorized and directed to direct the Paying Agent to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Trust from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority.  If the amount withheld was not withheld from actual distributions, the Trust may, at its option, (i) require the Owner to reimburse the Trust for such withholding (and each Owner agrees to reimburse the Trust promptly following such request) or (ii) reduce any subsequent distributions by the amount of such withholding.  If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Owner), the Trust may in its sole discretion direct the Paying Agent to withhold such amounts in accordance with this paragraph (c).  In the event that an Owner wishes to apply for a refund of any such withholding tax, the Trust shall reasonably cooperate with such Owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

Section 5.03.

Method of Payment.

Subject to Section 9.01(d), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date, or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register; provided, that, a Certificateholder shall only be entitled to receive distributions by wire transfer if such Certificateholder is the registered Holder of Residual Interest Certificates having a Percentage Interest equal to 100%, and in all other cases by check mailed to each such Certificateholder at such Holder’s address appearing in the Certificate Register.

Section 5.04.

Segregation of Moneys; No Interest.

Subject to Sections 5.01 and 5.02, moneys received by the Owner Trustee hereunder and deposited in the Certificate Distribution Account will be segregated and shall be invested in Permitted Investments at the direction of the Depositor.  The Owner Trustee shall not be liable for payment of any interest in respect of such moneys.

Section 5.05.

Tax Administration.

The Owner Trustee, upon instruction from the Depositor, shall sign on behalf of the Trust the tax returns of the Trust, including Internal Revenue Service Form 1041 as required for a grantor trust, unless applicable law requires an Owner to sign such documents, in which case such documents shall be signed by the Residual Interestholders.  In addition, the Owner Trustee shall deliver or shall cause to be delivered to the Residual Interestholders such information, reports or statements as may be required by the Code and applicable Treasury Regulations and as may be required to enable the Residual Interestholders to prepare their federal and state income tax returns.  Consistent with the Trust’s characterization for tax purposes as a grantor trust, no federal income tax return shall be filed on behalf of the Trust unless either (i) the Owner Trustee shall receive an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return.  In the event that the Trust is required to file tax returns and applicable law requires an Owner to sign such documents, the Owner Trustee shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Residual Interestholders (or if the Residual Interestholders no longer beneficially own the Trust, the beneficial owner designated for such purpose by the Residual Interestholders to the Owner Trustee in writing) at least five days before such returns are due to be filed.  The Residual Interestholders (or such designee beneficial owner, as applicable) shall promptly sign such returns and deliver such returns after signature to the Owner Trustee and the Owner Trustee shall file or shall cause to have filed such returns with the appropriate tax authorities.  In no event shall the Owner Trustee or the Residual Interestholders (or such designee beneficial owner, as applicable) be liable for any liabilities, costs or expenses of the Trust or the Noteholders arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Owner Trustee or the Residual Interestholders (or such designee owner, as applicable), as the case may be, in breach of its obligations under this Agreement.

ARTICLE SIX

AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01.

General Authority.

The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Notes, the Residual Interest Certificates and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article Three, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Notes.  In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents.  The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents, provided that such activities are consistent with the terms of the Basic Documents.

Section 6.02.

General Duties.

It shall be the duty of the Owner Trustee:

(a)

to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement.  Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement; and

(b)

to cooperate with the Depositor in obtaining and preserving (or causing to be obtained and preserved) the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes the Collateral and each other instrument and agreement included in the Trust Estate; provided, however, that the Owner Trustee shall have no obligation to determine whether and to what extent such qualification shall be necessary; and provided, further, that the Owner Trustee shall only be required to take action under this Section 6.02(b) if authorized and directed in writing to do so by the Depositor.

Section 6.03.

Action upon Instruction.

(a)

Subject to this Agreement and in accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust.  Such direction may be exercised at any time by written instruction of the Owners pursuant to Article Four.

(b)

The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

(c)

Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners [and the Note Insurer] requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners, [with the prior written consent of the Note Insurer,] the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and, subject to Section 7.01, shall have no liability to any Person for such action or inaction.

(d)

In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners [and the Note Insurer] requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from [the Note Insurer or, with the prior consent of the Note Insurer,] the Owners, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and, subject to Section 7.01, shall have no liability to any Person for such action or inaction.

Section 6.04.

No Duties Except as Specified in this Agreement or in Instructions.

The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement or any Basic Document.  The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee solely in its individual capacity that are not related to the ownership or the administration of the Trust Estate.

Section 6.05.

No Action Except Under Specified Documents or Instructions.

The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

Section 6.06.

Restrictions.

The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust’s becoming taxable as a corporation for federal income tax purposes.  The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

ARTICLE SEVEN

CONCERNING THE OWNER TRUSTEE

Section 7.01.

Acceptance of Trusts and Duties.

The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement and the Basic Documents.  The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Agreement.  The Owner Trustee, in its capacity as Owner Trustee, shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee in its individual capacity.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)

The Owner Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer of the Owner Trustee;

(b)

The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Owner;

(c)

No provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)

Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(e)

The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor, for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Residual Interest Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Owner, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

(f)

The Owner Trustee shall not be liable for the default or misconduct of the Administrator, [the Master Servicer,] the Servicer, the Depositor or the Indenture Trustee under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Seller, the Depositor or the Indenture Trustee under the Sale and Collection Agreement; and

(g)

The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby (provided, that if an Owner is an institutional investor with a rating of at least investment grade from a nationally recognized statistical rating organization (or nominee of such institutional investor), the unsecured agreement of indemnity of such institutional investor shall be deemed satisfactory for such purpose).  The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

Section 7.02.

Furnishing of Documents.

The Owner Trustee shall furnish to the Owners  [and the Note Insurer] promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

Section 7.03.

Representations and Warranties.

(a)

The Owner Trustee hereby represents and warrants to the Depositor [and the Note Insurer, for the benefit of the Owners], that:

(i)

The Owner Trustee is a banking corporation duly organized and validly existing in good standing under the laws of the State of [           ] [United States of America].  It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(ii)

The Owner Trustee has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(iii)

Neither the execution or the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or [           ] law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

(iv)

The execution, delivery, authentication and performance by it of this Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency.

(v)

This Agreement, assuming due authorization, execution and delivery by the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(vi)

The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder.

(vii)

No litigation is pending or, to the best of the Owner Trustee’s knowledge, threatened against the Owner Trustee which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

Section 7.04.

Reliance; Advice of Counsel.

(a)

Except as provided in Section 7.01, the Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)

In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it.  Except as provided in Section 7.01, the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any Basic Document.

Section 7.05.

Not Acting in Individual Capacity.

Except as provided in this Agreement, in accepting the trusts hereby created [            ] acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

Section 7.06.

Owner Trustee Not Liable for Residual Interest Certificates or Mortgage Loans.

The recitals contained herein and in the Residual Interest Certificates (other than the signature and countersignature of the Owner Trustee on the Residual Interest Certificates) shall be taken as the statement of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Residual Interest Certificates (other than the signature and countersignature of the Owner Trustee on the Residual Interest Certificates and as specified in Section 7.03) or the Notes, or of the Mortgage Loans or related documents.  The Owner Trustee shall at no time have any liability for or with respect to the legality, validity and enforceability of any Collateral or the perfection and priority of any security interest created by any Collateral or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation:  the existence, condition and ownership of any Collateral; the existence and enforceability of any insurance thereon; the existence and contents of any Collateral on any computer or other record thereof; the validity of the assignment of any Collateral to the Trust or of any intervening assignment; the performance or enforcement of any Collateral; the compliance by the Depositor with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee, or any subservicer taken in the name of the Owner Trustee.

Section 7.07.

Owner Trustee May Own Residual Interest Certificates and Notes.

The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Residual Interest Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee [the Master Servicer] and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

Section 7.08.

Doing Business in Other Jurisdictions.

Notwithstanding anything contained herein to the contrary, [            ] shall not be required to take any action in any jurisdiction other than in the State of [           ] if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of [           ]; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of [           ] becoming payable by [            ]; or (iii) subject [            ] to personal jurisdiction in any jurisdiction other than the State of [           ] for causes of action arising from acts unrelated to the consummation of the transactions by [            ] contemplated hereby.  The Owner Trustee shall be entitled to obtain advice of counsel to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence.  In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional trustee pursuant to Section 10.05 to proceed with such action.

Section 7.09.

Licenses.

The Owner Trustee shall cooperate with the Depositor in causing the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof; provided, however, that the Owner Trustee shall have no obligation to determine whether and to what extent such licensing shall be necessary; and provided, further, that the Owner Trustee shall only be required to take action under this Section 7.09 if authorized and directed in writing to do so by the Depositor.

Section 7.10.

Liability of Certificate Registrar and Paying Agent.

All provisions affording protection to or limiting the liability of the Owner Trustee shall inure as well to the Certificate Registrar and Paying Agent.

ARTICLE EIGHT

COMPENSATION OF OWNER TRUSTEE

Section 8.01.

Owner Trustee’s Fees and Expenses.

The Owner Trustee shall receive as compensation for its services hereunder such fees as are set forth in the Fee Letter Agreement between the Seller and the Owner Trustee attached hereto as Exhibit F, and the Owner Trustee shall be entitled to be reimbursed for such fees and expenses as are set forth in the Fee Letter Agreement as provided in the Sale and Collection Agreement.

Section 8.02.

Indemnification.

The Seller shall be liable as primary obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Seller shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01, (ii) with respect to any such claim, the Indemnified Party shall have given the Seller written notice thereof, (iii) while maintaining control over its own defense, the Seller shall consult with the Indemnified Party in preparing such defense, and (iv) notwithstanding anything in this Agreement to the contrary, the Seller shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Seller which consent shall not be reasonably withheld.  The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.  In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee’s choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.  In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee, which consent shall not be unreasonably withheld, the Seller has the right to assume the defense of any claim, action or proceeding against the Owner Trustee; provided, however, that the Seller shall not be entitled to assume the defense of any such claim, action or proceeding if such claim, action or proceeding involves a possible imposition of criminal liability or penalty or a material civil penalty on the Owner Trustee, a conflict of interest between the Owner Trustee and the Seller or another indemnitee or the granting of material injunctive relief against such indemnitee, and the Owner Trustee informs the Seller that it desires to be represented by separate counsel, in which case the reasonable fees and expenses of such separate counsel shall be borne by the Seller.

Section 8.03.

Payments to the Owner Trustee.

Any amounts paid to the Owner Trustee pursuant to this Article Eight shall be deemed not to be a part of the Trust Estate immediately after such payment.

ARTICLE NINE

TERMINATION OF TRUST AGREEMENT

Section 9.01.

Termination of Trust Agreement.

(a)

This Agreement (other than Article Eight) shall terminate and the Trust shall dissolve, wind up and terminate and be of no further force or effect upon the earlier of (i) the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Sale and Collection Agreement and Article Five and the termination of the Indenture [and the Insurance Agreement]; and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James’s).  The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (x) operate to terminate this Agreement or the Trust, (y) entitle such Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)

Except as provided in Section 9.01(a), neither the Depositor nor the Certificateholders shall be entitled to revoke or terminate the Trust.

(c)

Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Residual Interest Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders [and the Note Insurer] mailed within five Business Days of receipt of notice of such termination, given pursuant to Section 6.01 of the Sale and Collection Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Residual Interest Certificates shall be made upon presentation and surrender of the Residual Interest Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Residual Interest Certificates at the office of the Paying Agent therein specified.  The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders.  Upon presentation and surrender of the Residual Interest Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 6.01 of the Sale and Collection Agreement.

In the event that all of the Certificateholders shall not have surrendered their Residual Interest Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Residual Interest Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice all the Residual Interest Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Residual Interest Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.  Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Residual Interestholders on a pro rata basis.

(d)

Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State [in accordance with the provisions of Section 3810(d) of the Delaware Trust Statute].

ARTICLE TEN

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01.

Eligibility Requirements for Owner Trustee.

The Owner Trustee shall at all times be [a corporation satisfying the provisions of Section 3807(a) of the Delaware Trust Statute] [and] [reasonably acceptable to the Note Insurer]; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) time deposits that are rated at least “[[F 1]]” or “[[P-1]]” (or the equivalent) by each Rating Agency or are otherwise acceptable to each Rating Agency.  If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

Section 10.02.

Resignation or Removal of Owner Trustee.

The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days’ prior written notice thereof to the Administrator, [the Note Insurer,] and the Indenture Trustee.  Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee [with the consent of the Note Insurer] by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee [reasonably acceptable to the Note Insurer].

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator [or the Note Insurer], or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee.  If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee [reasonably acceptable to the Note Insurer] by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.  The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency [and the Note Insurer].

Section 10.03.

Successor Owner Trustee.

Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Depositor, [the Note Insurer,] the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor, the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to Certificateholders, the Indenture Trustee, the Noteholders and each Rating Agency.  If the Administrator shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

Section 10.04.

Merger or Consolidation of Owner Trustee.

Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to Section 10.01; and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to each Rating Agency [and the Note Insurer].

Section 10.05.

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Collateral may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator, [the Note Insurer] and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator, [the Note Insurer] and the Owner Trustee may consider necessary or desirable.  If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment [with the consent of the Note Insurer].  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)

All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)

No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c)

The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

ARTICLE ELEVEN

MISCELLANEOUS

Section 11.01.

Supplements and Amendments.

This Agreement may be amended by the Depositor and the Owner Trustee [with the prior written consent of the Note Insurer], and with prior written notice to each Rating Agency, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder [or the rights of the Note Insurer] or cause the Trust to be subject to an entity level tax for federal income tax purposes.  An amendment shall not be deemed to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no opinion referred to in the preceding proviso shall be required to be delivered if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to each Class of Notes and Residual Interest Certificates.  Notwithstanding the preceding sentence, an opinion shall be required with respect to tax matters as set forth in this paragraph.

This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to each Rating Agency, with the consent of [the Note Insurer and] the Holders (as defined in the Indenture) of Notes evidencing not less than [[    ]]% of the Aggregate Voting Interests of the Notes and the unanimous consent of the Holders of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or accelerate or delay the timing of, distributions that shall be required to be made for the benefit of the Noteholders, [or] the Certificateholders [or the Note Insurer] or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Percentage Interests of Holders of Residual Interest Certificates required to consent to any such amendment, without the consent of the holders of all the outstanding Securities affected thereby [and the Note Insurer]; and provided, however, that such action shall not, as evidenced by an Opinion of Counsel, cause the Trust to be subject to an entity level tax for federal income tax purposes.

Notwithstanding the foregoing, no provision of Sections 2.03 or 4.01 hereof may be amended in any manner unless (i) [[    ]]% of the Noteholders have consented in writing thereto, (ii) the Rating Agencies [and the Note Insurer] have consent in writing thereto or (iii) the Notes have been paid in full and the Indenture has been discharged.

Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, [the Note Insurer] and each Rating Agency.

It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee [and the Note Insurer] shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

In connection with the execution of any amendment to this Trust Agreement or any amendment of any other agreement to which the Issuer is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Issuer or the Owner Trustee, as the case may be, have been satisfied.

Section 11.02.

No Legal Title to Trust Estate in Owners.

The Owners shall not have legal title to any part of the Trust Estate.  The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles Five and Nine.  No transfer, by operation of law or otherwise, of any right, title or interest of the Owners to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 11.03.

Limitations on Rights of Others.

The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Owners, [the Note Insurer,] the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 11.04.

Notices.

(a)

Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), to the applicable address specified for each party [and the Note Insurer] in the Sale and Collection Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b)

Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any such notice also shall be given to each Rating Agency in the manner described above.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder and each Rating Agency receives such notice.

Section 11.05.

Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.06.

Separate Counterparts.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.07.

Successors and Assigns.

All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and its permitted assignees, the Owner Trustee and its successors and each Owner and its successors and permitted assigns, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

Section 11.08.

No Petition.

(a)

The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Residual Interest Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Residual Interest Certificates, the Notes, this Agreement or any of the Basic Documents.

(b)

The Depositor shall not be liable for the default or misconduct of the Administrator, the Owner Trustee, the Indenture Trustee, the Paying Agent, [the Master Servicer] or the Servicer under any of the Basic Documents or otherwise and the Depositor shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement or the Indenture Trustee under the Indenture or the Sale and Collection Agreement.

Section 11.09.

No Recourse.

Each Certificateholder by accepting a Residual Interest Certificate acknowledges that such Certificate represents beneficial interests in the Trust only and does not represent interests in or obligations of the Depositor, [the Master Servicer], the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Residual Interest Certificates or the Basic Documents.

Section 11.10.

Headings.

The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.11.

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [           ], WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.12.

[Reserved].

Section 11.13.

[Reserved].

Section 11.14.

[Reserved].

Section 11.15.

[Fiduciary Obligation to Holders of the Residual Interest Certificates.

Nothing in this Agreement shall be construed or deemed to impair the fiduciary obligation of the Owner Trustee to the Holders of the Residual Interest Certificates.  In acting in accordance with the direction of the Note Insurer pursuant to this Agreement, the Owner Trustee shall not be deemed to (i) owe any fiduciary obligation to the Note Insurer or (ii) to have violated any fiduciary obligation or responsibility to the Holders of the Residual Interest Certificates.]

*    *    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have caused this Deposit Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

BANCCAP ASSET SECURITIZATION ISSUANCE CORPORATION

as the Depositor

By:

Name:

Title:

[                                           ],

in its individual capacity and as Owner Trustee

By:

Name:

Title:

EXHIBIT A

FORM OF RESIDUAL INTEREST CERTIFICATE

EXHIBIT B

FORM OF CERTIFICATE OF TRUST

THIS Certificate of Trust of BancCap Asset Securitization Issuance Corporation Mortgage Trust 200[  ]-[  ] (the “Trust”), is being duly executed and filed by the undersigned, a Delaware banking corporation, as owner trustee, to form a statutory trust under the Delaware Trust Statute (12 DEL. CODE, Sections 3801 et seq.) (the “Act”)

1.

NAME.  The name of the business trust formed hereby is “BANCCAP ASSET SECURITIZATION ISSUANCE CORPORATION MORTGAGE TRUST 200[  ]-[  ].”

2.

DELAWARE TRUSTEE.  The name and business address of the trustee of the Trust in the State of Delaware are [              ], Attention: [          ].

3.

EFFECTIVE DATE.  This Certificate of Trust shall be effective on [      ], 200[  ].

IN WITNESS WHEREOF, the undersigned, being the owner trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

[                                          ],

as Owner Trustee

By:

Name:

Title:

EXHIBIT C

FORM OF RULE 144A INVESTMENT LETTER

       Date

[Name and Address of Certificate Registrar]                                                        ],

Re:

BancCap Asset Securitization Issuance Corporation Mortgage Trust

Residual Interest Certificate, Series 200[  ]-[  ]

Ladies and Gentlemen:

In connection with our acquisition of the BancCap Asset Securitization Issuance Corporation Mortgage Trust 200[  ]-[  ] Residual Interest Certificate, Series 200[  ]-[  ] (the “Security”), we certify that (a) we understand that the Security has not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Security, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Security and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Security, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Security or any interest in the Security, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Security or any interest in the Security from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Security under the Act or that would render the disposition of the Security a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Security and (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”).  We are aware that the sale to us is being made in reliance on Rule 144A.

We are acquiring the Security for our own account or for resale pursuant to Rule 144A and understand that such Security may be resold, pledged or transferred only (1) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (2) pursuant to another exemption from registration under the Act.

Very truly yours,

          [Name of Transferee]

By:

Name:

Title:

ANNEX 1 TO EXHIBIT C

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $_____________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___

CORPORATION, ETC.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___

BANK.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

___

SAVINGS AND LOAN.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated units latest annual financial statements.

___

BROKER-DEALER.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

1

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless buyer is a dealer, and, in that case, buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

___

INSURANCE COMPANY.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___

STATE OR LOCAL PLAN.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA PLAN.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

INVESTMENT ADVISOR.  The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___

SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

BUSINESS DEVELOPMENT COMPANY.  The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___

TRUST FUND.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts of H.R. 10 plans.

3.

The term “Securities” as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities and Exchange Act of 1934.

5.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____Yes

____No

Will the Buyer be purchasing the Rule 144A

Securities only for the Buyer’s own account?

6.

If the answer to the foregoing question is “no”, the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7.

The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

Print Name of Buyer

By:

      Name:

      Title:

Date:

ANNEX 2 TO EXHIBIT C

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers That Are Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A investment representation to which this certification is attached:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because Buyer is part of a family of investment companies (as defined below), is such an officer of the adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer’s family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer of the Buyer’s family of Investment Companies, the cost of such securities was used.

____

The Buyer owned $__________ in securities (other that the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____

The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment advisor or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “Securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest  rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer’s purchase of Rule 144A securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

PRINT NAME OF BUYER

BY:

      NAME:

      TITLE:

IF AN ADVISER

PRINT NAME OF BUYER

DATE:

EXHIBIT D

FORM OF ACCREDITED INVESTOR INVESTMENT LETTER

       Date

[Name and Address of Certificate Registrar]

Re:

BancCap Asset Securitization Issuance Corporation

Mortgage Trust 200[  ]-[  ], Residual Interest Certificate

Ladies and Gentlemen:

________________________ (the “Purchaser”) intends to purchase from ________________ (the “Seller”), a _____% Percentage Interest of the BancCap Asset Securitization Issuance Corporation Mortgage Trust 200[  ]-[  ], Residual Interest Certificate (the “Security”), issued pursuant to the Deposit Trust Agreement (the “Deposit Trust Agreement”), dated as of [           ], 200[  ] among BancCap Asset Securitization Issuance Corporation, as depositor (the “Depositor”) and [       ], as owner trustee (the “Owner Trustee”).  All terms used herein and not otherwise defined shall have the meanings set forth in the Deposit Trust Agreement.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Owner Trustee that:

1.

The Purchaser understands that (a) the Security has not been and will not be registered or qualified under the Securities Act of 1933, as amended (the “Act”) or any state securities law, (b) the Depositor is not required to so register or qualify the Security, (c) the Security may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Deposit Trust Agreement contains restrictions regarding the transfer of the Security and (e) the Security will bear a legend to the foregoing effect.

2.

The Purchaser is acquiring the Security far its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3.

The Purchaser is (a) a substantial, sophisticated institutional investor (or an entity all of the equity owners of which are substantial sophisticated institutional investors) having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Security, such that it is capable of evaluating the merits and risks of investment in the Security, (b) able to bear the economic risks of such an investment and (c) an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) promulgated pursuant to the Act.

4.

The Purchaser has been furnished with, and has had an opportunity to review a copy of the Deposit Trust Agreement and such other information concerning the Security, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser’s decision to purchase the Security.  The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

5.

The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Security, any interest in any Security or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Security, any interest in any Security or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Security, any interest in any Security or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Security under the Act, that would render the disposition of any Security a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Purchaser will not sell or otherwise transfer any of the Security, except in compliance with the provisions of the Deposit Trust Agreement.

Very truly yours,

            [Name of Transferee]

By:

      Name:

      Title:

EXHIBIT E

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK

)

) ss.

COUNTY OF NEW YORK

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the __________________________of (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit,

2.

The Investor either (x) is an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (2) if the Investor is an insurance company, such Investor is purchasing such Residual Interest Certificates with funds contained in an “Insurance Company General Account” (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Residual Interest Certificates are covered under PTCE 95-60; or (y) shall deliver to [Name of Owner Trustee] (the “Owner Trustee”), [             ] (the “Indenture Trustee,” and “Certificate Registrar”) and BancCap Asset Securitization Issuance Corporation (the “Depositor”) an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Indenture Trustee, Owner Trustee, Certificate Registrar, BancCap Asset Securitization Issuance Corporation Mortgage Trust 200[  ]-[  ] (the “Trust”) and the Depositor, and upon which the Indenture Trustee, the Certificate Registrar, Owner Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Residual Interest Certificate by the Investor will not result in the assets of the Trust Estate being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Indenture Trustee, the Owner Trustee, [the Master Servicer,] any Servicer, the Administrator or the Depositor to any obligation in addition to those undertaken by such entities in the Deposit Trust Agreement, which opinion of counsel shall not be an expense of the Indenture Trustee, the Administrator, the Trust, the Certificate Registrar or the Depositor, dated as of [              ], 200[  ] (the “Deposit Trust Agreement”) between the Depositor and the Owner Trustee.

3.

The Investor hereby acknowledges that under the terms of the Deposit Trust Agreement no transfer of the Residual Interest Certificates shall be permitted to be made to any person unless the Indenture Trustee has received a certificate from such transferee in the form hereof.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of __________________, 200___

        [Investor]

By:

        Name:

       Title:

ATTEST:

________________________

STATE OF

)

) ss:

COUNTY OF

)

Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the ________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this ____ day of ___________ 200__.

NOTARY PUBLIC

My commission expires the

_____ day of__________, 20__.

EXHIBIT F

FORM OF OWNER TRUSTEE FEE LETTER AGREEMENT